SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):             Nov 25, 2002


Residential Asset Mortgage Products, GMACM Mortgage Loan Trust, Series 2002-GH1 (Exact name of registrant as specified in its charter)


Delaware                            333-42510     41-1955181
(State or Other Jurisdiction       (Commission  (I.R.S. Employer
of Incorporation)                  File Number) Identification No.)


8400 Normandale Lake Blvd., Ste. 600
Bloomington, MN                                                   55437
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (952)  857-7000


Item 5. Other Events

On Nov 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated Nov 25, 2002
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

   A. Monthly Report Information
      See Exhibit No.1

   B. Have and deficiencies occurred?  NO.

   C. Item 1: Legal Proceedings:  NONE

   D. Item 2: Changes in Securities:   NONE

   E. Item 4: Submission of Matters to a Vote of
      Certificateholders:  NONE

   F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
      Exhibit No. 1

   1.)      Monthly Distribution Report Dated:                Nov 25, 2002


GMACM Mortgage Pass-Through Certificates
Series 2002-GH1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:  November 25, 2002

DISTRIBUTION SUMMARY


Class     Cusip       Class Type    Rate Type      Beg Bal         Rate
A-1   36185NRS1         Senior     Var-Act/360    325,408,545         2.1300
M-1   36185NRT9         Senior     Var-Act/360     16,322,000         2.5300
M-2   36185NRU6         Senior     Var-Act/360      4,664,000         3.1300
B     36185NRV4         Senior     Var-Act/360      4,663,000         3.7300
R                       Senior      Fix-30/360              0
Totals                                             351,057,545

           Prin          Int          Total        Cur Loss      End Bal
A-1       23,545,668       596,854   24,142,521              0   301,862,877
M-1                0        35,559       35,559              0    16,322,000
M-2                0        12,571       12,571              0     4,664,000
B                  0        14,977       14,977              0     4,663,000
R                  0     1,360,776    1,360,776              0             0
Totals    23,545,668     2,020,737    25,566,405             0   327,511,877



Class   Cumul Loss     Orig Bal     Sched Prin     Acc Prin      Prin Adj
A-1               0    440,703,000    23,545,668             0             0
M-1               0     16,322,000             0             0             0
M-2               0      4,664,000             0             0             0
B                 0      4,663,000             0             0             0
R                 0              0             0             0             0
Totals            0    466,352,000    23,545,668             0             0


Class    Net Prin      Acc Int      Unpaid Int     Def Int    Total Int Due
A-1      23,545,668        596,854             0             0       596,854
M-1               0         35,559             0             0        35,559
M-2               0         12,571             0             0        12,571
B                 0         14,977             0             0        14,977
R                 0              0             0             0             0
Totals   23,545,668        659,961            0             0        659,961


Class     NPPIS        Int Adj
A-1                0             0
M-1                0             0
M-2                0             0
B                  0             0
R                  0             0
Totals            0             0


Class   Class Type     Orig Bal      Beg Bal       End Bal
A-1       Senior      440,703,000   325,408,545   301,862,877
M-1       Senior       16,322,000    16,322,000    16,322,000
M-2       Senior        4,664,000     4,664,000     4,664,000
B         Senior        4,663,000     4,663,000     4,663,000
R                               0             0             0


AMOUNTS PER $1,000 UNIT

Class    Beg Bal         Prin          Int         End Bal
A-1         738.3851       53.4275        1.3543      684.9576
M-1        1000.0000        0.0000        2.1786     1000.0000
M-2        1000.0000        0.0000        2.6953     1000.0000
B          1000.0000        0.0000        3.2119     1000.0000
R             0.0000        0.0000        0.0000        0.0000


Pool Level Data
Dist Date                                                         11/25/2002
Cut-Off Date:                                                       3/1/2002
Determination Date:                                                11/1/2002
Accrual Period:                                 Beg                10/1/2002
                                                End                11/1/2002
Number of Days in Accrual Period:                                            31


COLLATERAL  INFORMATION
Group 1
Cut-Off Date Balance                                             466,389,434

Beginning Aggregate Pool Stated Principal Balanc                 358,052,826
Ending Aggregate Pool Stated Principal Balance                   334,507,159

Beginning Aggregate Certificate Stated Principal Balance         351,057,545
Ending Aggregate Certificate Stated Principal Balance            327,511,877

Beginning Aggregate Loan Count                                         2,465
Loans Paid Off or Otherwise Removed Pursuant to PSA                      131
Ending Aggregate Loan Count                                            2,334

Beginning Weighted Average Loan Rate (WAC)                           7.2741%
Ending Weighted Average Loan Rate (WAC)                              7.2755%

Beginning Net Weighted Average Loan Rate                             6.7741%
Ending Net Weighted Average Loan Rate                                6.7755%

Weighted Average Maturity (WAM) (Months)                                 213

Servicer Advances                                                          0

Aggregate Pool Paid-in-fulls                                      22,906,256
Aggregate Pool Curtailment Principal                                 177,181
Pool Prepayment Rate                                            55.1015 CPR

Prepayment Compensation
Total Gross Prepayment Interest Shortfall                             14,489
Compensation for Gross PPIS from Servicing Fees                       14,489
Other Gross PPIS Compensation                                              0

Total Net PPIS (Non-Supported PPIS)                                        0

Master Servicing Fees Paid                                           134,699
Sub Servicing Fees Paid                                                    0
Insurance Premium(s) Paid                                                  0
Personal Mortgage Insurance Fees Paid                                      0
Other Fees Paid                                                            0

Total Fees                                                           134,699


DELINQUENCY  INFORMATION
Group 1


Delinquency             30-59         60-89          90+          Total
Scheduled Bal           13,106,311     4,479,352     5,425,855    23,011,518
% of Total Pool            3.9181%       1.3391%       1.6220%       6.8792%
Number of Loans                100            25            39           164
% of Total Loans           4.2845%       1.0711%       1.6710%       7.0266%

Foreclosure
Scheduled Bal                    0             0             0             0
% of Total Pool            0.0000%       0.0000%       0.0000%       0.0000%
Number of Loans                  0             0             0             0
% of Total Loans           0.0000%       0.0000%       0.0000%       0.0000%

Bankruptcy
Scheduled Bal                    0             0             0             0
% of Total Pool            0.0000%       0.0000%       0.0000%       0.0000%
Number of Loans                  0             0             0             0
% of Total Loans           0.0000%       0.0000%       0.0000%       0.0000%

REO
Scheduled Bal                    0             0             0             0
% of Total Pool            0.0000%       0.0000%       0.0000%       0.0000%
Number of Loans                  0             0             0             0
% of Total Loans           0.0000%       0.0000%       0.0000%       0.0000%

Book Value of all REO Loans                                                0
Percentage of Total Pool Balance                                     0.0000%

Current Realized Losses                                                    0
Additional Gains (Recoveries)/Losses                                       0
Total Realized Losses                                                      0


Credit Support                                     Original      Current
Class A                                            466,352,000   327,511,877
Class A Percentage                                   100.0000%     100.0000%

Target Overcollaterlization Amount                                 6,995,281
Ending OverCollateralization Amount                                6,995,281
OverCollateralization Defiency Amount                                      0
OverCollateralization Release Amount                                       0

CASHFLOW ADJUSTMENTS
OTHER PRINCIPAL                                                          498


        SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
Series 2002-GH1


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA